EXHIBIT 10.1

GUARANTEE

New York, New York      Dated: July 7, 2010

In order to induce ROSENTHAL & ROSENTHAL, INC. (herein called "Rosenthal") to make loans, advances or other commitments or grant other financial accommodations to or for the account of (or in reliance on the credit of) _______________________ (herein called "Obligor") and for other good and valuable considerations received, the undersigned irrevocably, absolutely and unconditionally guarantees to Rosenthal payment when due, whether by acceleration or otherwise, of any and all Obligations of the Obligor to Rosenthal. The term "Obligations" shall mean all obligations, liabilities and indebtedness of the Obligor to Rosenthal or an affiliate of Rosenthal, however evidenced, now or hereafter arising including (without limitation) under the Factoring Agreement, dated July 7, 2010, between Rosenthal and Obligor, as the same may have been or may in the future be supplemented and/or amended (the “Factoring Agreement”) and/or under any other financing provided to the Obligor by Rosenthal or an affiliate of Rosenthal, or independent hereof or thereof, whether now existing or incurred from time to time hereafter and whether before or after termination hereof, absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, liquidated or unliquidated, and whether arising directly or acquired from others (whether acquired outright, by assignment unconditionally or as collateral security from another and including, without limitation, participations or interest of Rosenthal in obligations of Obligor to others), and including (without limitation) all of Rosenthal's charges, commissions, fees, interest, expenses, costs and attorneys' fees chargeable to Obligor in connection therewith. In addition, the undersigned agrees to indemnify Rosenthal against any loss, damage or liability because of any wrongful acts or fraud of the Obligor.
The undersigned waives notice of acceptance of this guarantee and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Obligations, or suit or taking other action by Rosenthal against, and any other notice to, any party liable thereon (including the undersigned) and waives any defense, offset or counterclaim to any liability hereunder. Rosenthal may at any time and from time to time (whether or not after revocation or termination of this guarantee) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part: (1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guarantee herein made shall apply to the Obligations as so changed, extended, renewed or altered; (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder or under any other guarantee of the Obligations) incurred directly or indirectly in respect thereof or hereof, and/or offset thereagainst; (3) exercise or refrain from exercising any rights against the Obligor or others (including the undersigned or under any other guarantee of the Obligations) or otherwise act or refrain from acting; (4) settle or compromise any Obligation, any security therefor or any liability (including any of those hereunder or under any other guarantor of the Obligations)  incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than Rosenthal and the undersigned: and (5) apply any sums by whomsoever paid or howsoever realized to any Obligation to Rosenthal regardless of what liability or liabilities of the Obligor remain unpaid.
No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor or of any other guarantee of the Obligations shall affect, impair or be a defense to this guarantee. The liability of the undersigned hereunder is primary, absolute and unconditional and shall not be subject to any offset, defense or counterclaim of the Obligor. This guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The books and records of Rosenthal shall be admissible as prima facie evidence of the Obligations. As to the undersigned, this guarantee shall continue until written notice of revocation signed by such undersigned, or, if the undersigned is an individual, until written notice of the death of such undersigned shall in each case have been actually received by Rosenthal, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of any one or more of the other guarantors or of the Obligor, or of any one liable in any manner for the liabilities hereby guaranteed, or for the liabilities (including those herein) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships or corporations.

No revocation or termination hereof shall affect in any manner rights arising under this guarantee with respect to (a) Obligations which shall have been created, contracted, assumed or incurred prior to receipt by Rosenthal of written notice of such revocation or termination or (b) Obligations which shall have been created, contracted, assumed or incurred after receipt of such written notice pursuant to any contract entered into by the Obligor or by Rosenthal for the benefit of the Obligor prior to receipt by Rosenthal of such notice, or to protect, preserve or realize upon any security for any Obligations; and the sole effect of revocation or termination hereof shall be to exclude from this guarantee liabilities thereafter arising which are unconnected with liabilities theretofore arising or with transactions theretofore entered into.
Upon the happening of either (i) a Default (as defined in the Factoring Agreement) under the Factoring Agreement, or (ii) any event or circumstance included within such definition of Default occurring with respect to the undersigned or any other guarantor of the Obligations, then and in any such event, and at any time thereafter, Rosenthal may, without notice to the Obligor or the undersigned or of any other guarantor of the Obligations, make the Obligations, whether or not then due, immediately due and payable hereunder as to the undersigned or of any other guarantor of the Obligations, and Rosenthal shall be entitled to enforce the obligations of the undersigned hereunder. All sums of money at any time to the credit of the undersigned with Rosenthal and any of the property of the undersigned at any time in the possession of Rosenthal may be held by Rosenthal as security for any and all obligations of the undersigned hereunder, notwithstanding that any of said money or property may have been deposited, pledged or delivered by the undersigned for any other, different or specific purpose. Any and all claims of any nature which the undersigned may now or hereafter have against the Obligor are hereby subordinated to the full payment to Rosenthal of the Obligations and are hereby assigned to Rosenthal as additional collateral security therefor.
In the event Rosenthal takes any action, including retaining attorneys, for the purpose of effecting collection of the Obligations or of any liabilities of the undersigned hereunder, or protecting any of Rosenthal's rights hereunder, the undersigned shall pay all costs and expenses of every kind for protection of the rights of Rosenthal or for collection of the Obligations or such liabilities, including reasonable attorneys' fees.
If claim is ever made upon Rosenthal for repayment or recovery of any amount or amounts received by Rosenthal in payment or on account of any of the Obligations and Rosenthal repays all or part of said amount by reason of (a) any judgment, decree or order of any Court or administrative body having jurisdiction over Rosenthal or any of its property, or (b) any settlement or compromise of any such claim effected by Rosenthal with any such claimant (including the Obligor), then and in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation or release hereof or the cancellation of any note or other instrument evidencing any of the Obligations, or any release of any such liability of the Obligor, and the undersigned shall be and remain liable to Rosenthal hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Rosenthal. The provisions of this paragraph shall survive, and continue in effect, notwithstanding any revocation or release hereof, unless such revocation or release shall specifically refer to this paragraph.
No delay on the part of Rosenthal in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guarantee, shall be deemed to be made by Rosenthal unless the same shall be in writing, duly signed on behalf of Rosenthal, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Rosenthal or the obligations of the undersigned to Rosenthal in any other respect or at any other time. The undersigned shall have no right (whether by contract or by operation of law) of subrogation, restitution, indemnification, reimbursement or any other or similar rights of a surety against the Obligor or any of its assets or property or any security held for any liabilities of the Obligor, and all such rights are hereby expressly waived until indefeasible payment in full of the Obligations.

This guarantee and the rights and obligations of Rosenthal and of the undersigned hereunder shall be governed and construed in accordance with the laws (other than the conflict of law rules)  of the State of New York; and this guarantee is binding upon the undersigned, his, her, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Rosenthal, its successors or assigns. THE UNDERSIGNED AGREES AND DOES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE, AND THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR A DETERMINATION OF ANY DISPUTE AS TO ANY SUCH MATTERS AND AUTHORIZES THE SERVICE OF PROCESS ON THE UNDERSIGNED BY REGISTERED MAIL SENT TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED HEREINBELOW SET FORTH.
Any acknowledgement, new promise, payment of principal or interest or other act by the Obligor and others, with respect to the Obligations, shall be deemed to be made as agent of the undersigned for the purposes hereof, and shall, if the statute of limitations in favor of the undersigned against Rosenthal shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.
The undersigned, shall be jointly and severally liable with the Obligor and any other guarantor of the Obligations and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Notwithstanding that this guarantee may indicate that more than one Person (as defined in the Factoring Agreement) is to execute this guarantee, any Person signing this guarantee agrees to be bound hereby, whether or not any other Person signs this guarantee or any other guarantee of the Obligations at any time. The term "Rosenthal" includes any agent of Rosenthal acting for it.

ATTEST:
By:
Name:	Name:
Title:	Title:

STATE OF New York COUNTY OF New York

On the ___ day of July in the  year 2010 before me, the undersigned, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity on behalf of _____________________ and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public